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                                                                   Exhibit 10.24

                        RELEASE AND SETTLEMENT AGREEMENT

         This Release and Settlement Agreement is made and entered into this 30 day of April, 2001 by and between The Pin High Company, Inc. d/b/a PHT Solutions, Inc. ("PHT"), Summus, Ltd. ("Summus") and High Speed Net Solutions, Inc. ("HSNS")(collectively referred to as the "Parties");

         WHEREAS, the Parties are currently engaged in litigation in the Superior Court of Wake County in a case styled as The Pin High Company, Inc. dba PHT Solutions, Inc. v. Summus, Ltd. and High Speed Net Solutions, Inc., Case No. 01-CVS-03102 (the "Lawsuit"); and

         WHEREAS, the Parties, based upon this Release and Settlement Agreement, have agreed to compromise their claims and defenses each against the other in final and complete resolution of all claims and issues between the Parties; and

         WHEREAS, the Parties have agreed to enter into this Release and Settlement Agreement to accomplish their joint goal of settling and resolving all claims.

         NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the adequacy and sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1. Payment to PHT. Summus will pay to PHT, in certified funds, the following amounts no later than the following days:


                           May 15                             $4,277.21
                           June 15                            $3,989.64
                           July 15                            $2,992.23
                           August 15                          $2,972.80
                           September 15                       $1,981.86
                           October 15                         $1,968.91
                           November 15                        $984.45
                           December 15                        $977.98

         Upon receipt of the above funds, PHT will send a confirmation e-mail to Summus at the following e-mail address: gary.ban@summus.com, specifying the amount received and the date of receipt. PHT and Summus authorize the use of such confirmation e-mail as a valid receipt of payment. In the event PHT does not receive funds by the date specified above, PHT will send an e-mail to the same address notifying Summus that they are in default of this Release and Settlement Agreement. Summus will have three (3) days from the date of the e-mail to cure its default. In the event Summus fails to cure its default within three (3) days of the
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date of the e-mail, PHT is permitted to exercise its rights under paragraph 3 of this Release and Settlement Agreement.


         2. Dismissal. Within five (5) days of receiving the final payment described in Paragraph 1, PHT shall execute and file with the Clerk of Court, Wake County, a Voluntary Dismissal with Prejudice of the Lawsuit.

         3. Confession of Judgment. Summus and High Speed will sign a Confession of Judgment in the amount of $20,145.08. In the event Summus fails to make a payment described in paragraph 1 within the time prescribed for curing default, PHT is hereby authorized to file the Confession of Judgment and have judgment entered against Summus and High Speed, jointly and severally, in the amount of $20,145.08, less any payments made pursuant to paragraph 1. As long as Summus is in compliance with the payment schedule set forth in paragraph 1, PHT will hold the Confession of Judgment in its file. PHT will return the original Confession of Judgment to Summus within five (5) days of receiving the final payment described in paragraph 1.

         4. Release by PHT. PHT does hereby relinquish, remise, release and forever discharge Summus and HSNS and their respective insurers, agents, assigns, servants, employees, officers, directors, shareholders, representatives, and any and all other persons, parties or corporations that might be in privity with Summus and/or HSNS, whether named herein or not, of and from all liabilities, costs, claims, demands, damages, losses, causes of action and suits which PHT may now have or claim to have, or might hereafter have or claim to have, whether same is known or not known at this time, arising out of or related to the claims that were asserted, or could have been asserted, in the Lawsuit.

         5. Release by Summus. Summus does hereby relinquish, remise, release and forever discharge PHT and its respective insurers, agents, assigns, servants, employees, officers, directors, shareholders, representatives, and any and all other persons, parties or corporations that might be in privity with PHT, whether named herein or not, of and from all liabilities, costs, claims, demands, damages, losses, causes of action and suits which Summus may now have or claim to have, or might hereafter have or claim to have, whether same is known or not known at this time, arising out of or related to the claims that were asserted, or could have been asserted, in the Lawsuit.

         6. Release by HSNS. HSNS does hereby relinquish, remise, release and forever discharge PHT and its respective insurers, agents, assigns, servants, employees, officers, directors, shareholders, representatives, and any and all other persons, parties or corporations that might be in privity with PHT, whether named herein or not, of and from all liabilities, costs, claims, demands, damages, losses,

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causes of action and suits which HSNS may now have or claim to have, or might hereafter have or claim to have, whether same is known to not known at this time, arising out of or related to the claims that were asserted, or could have been asserted, in the Lawsuit.

         7. Costs and Attorneys' Fees. The Parties shall bear their own costs and attorneys' fees incurred in connection with the Lawsuit.

         8. Entire Consideration and Agreement. This document sets forth the entire consideration of this Release and Settlement Agreement, which consideration is contractual and not a mere recital. All agreements and understandings between the Parties are embodied and expressed herein.


         9. No other Promises or Inducement. The undersigned Parties expressly warrant that no promise or inducement has been offered except as set forth herein. This Release and Settlement Agreement is not executed within reliance upon any statement or representation of any person or party, or their representatives. Acceptance of the consideration set forth herein is full accord and satisfaction of each of the causes of action which are disputed or could have been disputed herein.

         10. Voluntary Execution. The Parties enter into this Release and Settlement Agreement voluntarily, upon advice of counsel and of their own accord and represent and warrant that they are under no duress and coercion in entering said agreement. The Parties further represent and warrant that they have reviewed the Release and Settlement Agreement and agree in all respects to its terms.

         11. Benefits of Agreement. This Release and Settlement Agreement shall inure to the benefit of and shall be binding upon the undersigned parties and their respective heirs, executors, administrators, trustees, successors and/or assigns.

         12. Governing Law. This Release and Settlement Agreement shall be construed under and governed by the laws of the State of North Carolina.

         13. Integration and Merger. This Release and Settlement Agreement embodies, merges and integrates all prior and current agreements and understandings of the Parties with regard to the settlement of the claims asserted or which could have been asserted by any Party in the above styled and numbered causes and may not be clarified, modified, changed or amended, except in writing, signed by each of the Parties.

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                The Parties hereto have set their hands and seals this the 30 day of April, 2001.

                                        THE PIN HIGH COMPANY, INC.
                                             dba PHT SOLUTIONS, INC.



                                        Signature:

                                                 -------------------------------
                                        Name:

                                             -----------------------------------
                                        Title:

                                              ----------------------------------



                                        SUMMUS, LTD.




                                        Signature:
                                                   /s/ Gary E. Ban
                                                 -------------------------------
                                        Name:
                                               Gary E. Ban
                                             -----------------------------------
                                        Title:
                                                Chief Operating Officer
                                              ----------------------------------




                                        HIGH SPEED NET SOLUTIONS, INC.



                                        Signature:
                                                   /s/ Gary E. Ban
                                                 -------------------------------
                                        Name:
                                               Gary E. Ban
                                             -----------------------------------
                                        Title:
                                                Chief Operating Officer
                                              ----------------------------------